EXHIBIT 24



                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 26th day of August, 2003.



                                    /s/  David R. Crichton

                                    _______________________________
                                    David R. Crichton

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 25th day of August, 2003.



                                    /s/  William R. Fenoglio

                                    _______________________________
                                    William R. Fenoglio

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 25th day of August, 2003.



                                    /s/  Walter F. Greeley

                                    _______________________________
                                    Walter F. Greeley

                                    EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 25th day of August, 2003.



                                    /s/  Daniel B. Hogan

                                    _______________________________
                                    Daniel B. Hogan

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 26th day of August, 2003.



                                    /s/  Thomas L. King

                                    _______________________________
                                    Thomas L. King

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 26th day of August, 2003.



                                    /s/  C. Kevin Landry

                                    _______________________________
                                    C. Kevin Landry

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 25th day of August, 2003.



                                    /s/  H. Nicholas Muller, III

                                    _______________________________
                                    H. Nicholas Muller, III

                                                                  EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 25th day of August, 2003.



                                    /s/  Deborah A. Rosen

                                    _______________________________
                                    Deborah A. Rosen

                                                                 EXHIBIT 24


                               POWER OF ATTORNEY



      The undersigned, being a director of Standex International Corporation

("Standex"), hereby constitutes Roger L. Fix and Deborah A. Rosen, and each of them singly, my true and lawful attorney with full power to them, and each of them singly, to sign for me and in my name in my capacity as a director of

Standex, the Annual Report of Standex on Form 10-K for the fiscal year ended

June 30, 2003, and any and all amendments thereto and generally to do such things in my name and behalf to enable Standex to comply with the requirements of the Securities and Exchange Commission relating to Form 10-K.



      Witness my signature as of the 26th day of August, 2003.



                                    /s/  Edward J. Trainor

                                    _______________________________
                                    Edward J. Trainor